UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2011

Date of Report (Date of earliest event reported)

DexCom, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 200-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 3, 2011, DexCom, Inc. (“DexCom”) issued a press release announcing its financial results for the quarter ended March 31, 2011 and certain other information. This press release has been furnished as Exhibit 99.01 to this report and is incorporated herein by this reference.

The information in this Item 2.02, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of DexCom under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 3, 2011, DexCom issued a press release announcing that Kevin Sayer, who is currently a Class I director of DexCom, will join DexCom as its President, on June 1, 2011. This press release has been furnished as Exhibit 99.02 to this report and is incorporated herein by this reference.

Mr. Sayer, who is 53 years old, has served on the Board of Directors of DexCom (the “DexCom Board”) since November 2007. From April 2007 to December 2010, Mr. Sayer served as Chief Financial Officer of Biosensors International Group, Ltd., or Biosensors, a medical technology company developing, manufacturing and commercializing medical devices used in interventional cardiology and critical care procedures. Prior to joining Biosensors from May 2005 to April 2007, Mr. Sayer served as an independent healthcare and medical technology industry consultant. From March 2004 to May 2005, Mr. Sayer was Executive Vice President and Chief Financial Officer of Specialty Laboratories, Inc., a company offering clinical reference laboratory services. From August 2002 to March 2004, Mr. Sayer worked as an independent healthcare and medical technology industry consultant. Mr. Sayer served as Chief Financial Officer of MiniMed, Inc. from May 1994 until it was acquired by Medtronic, Inc. in August 2001. Mr. Sayer served as Vice President and General Manager of Medtronic MiniMed after the acquisition until August 2002. Mr. Sayer is a Certified Public Accountant and received his Master’s Degree in Accounting and Information Systems concurrently with a B.A., both from Brigham Young University. Mr. Sayer has no family relationship with any director or executive officer of DexCom and is not a party to any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Sayer’s starting annual base salary will be $300,000 per year and he will be eligible to receive a target annual incentive cash bonus of 90% of his annual base salary, commencing this calendar year on a pro-rata basis. In connection with his employment, the DexCom Board has agreed to grant to Mr. Sayer a number of restricted stock units equal to $1,500,000 divided by the closing price of DexCom’s stock on the date of grant pursuant to a future meeting or unanimous written consent of the Compensation Committee, and in either case, subject to the terms of DexCom’s Equity Award Policy (the “RSU Grant”). The RSU Grant will be granted under DexCom’s 2005 Equity Incentive Plan, and will vest over three years, with 33% vesting on the one-year anniversary of grant and the remainder vesting in four equal six-month increments thereafter.

DexCom also anticipates that Mr. Sayer will enter into DexCom’s standard form of Amended and Restated Executive Change of Control & Severance Agreement for its executive officers. Pursuant to this agreement, if Mr. Sayer is terminated by DexCom without “cause,” or if he terminates his employment due to a “constructive termination,” each as defined in the agreement, then, in either case, subject to his execution of a release of claims in form satisfactory to DexCom (including the satisfaction of all requirements to make the release effective), Mr. Sayer will be entitled to (i) a lump sum payment equivalent to 12 months annual base salary, and (ii) 12 months vesting acceleration with respect to any equity awards held by Mr. Sayer.

(d) On April 28, 2011, the DexCom Board increased the authorized number of directors to eight and elected Barbara Kahn and Martin Doordan to fill the two vacancies for Class II directors following the increase in the authorized number of directors, effective immediately, to serve until his or her successor is duly elected and qualified, or until his or her death, resignation or removal. Dr. Kahn and Mr. Doordan will receive compensation as directors consistent with DexCom’s existing policies. Neither Dr. Kahn nor Mr. Doordan is a party to any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K. DexCom also anticipates that Dr. Kahn and Mr. Doordan will enter into DexCom’s standard form of indemnity agreement for its directors and executive officers. The disclosures made under Item 8.01 below are hereby incorporated by reference into this Item 5.02(d).

DexCom announced the election of Dr. Kahn and Mr. Doordan to the DexCom Board in a press release furnished as

Exhibit 99.02 to this report and is incorporated herein by this reference.

(e) The disclosures made under Item 5.02(c) above are hereby incorporated by reference into this Item 5.02(e).

Item 8.01.	Other Events.

On April 28, 2011, as a result of the appointment of Kevin Sayer as President of the Company and the election of Barbara Kahn and Martin Doordan as Class II directors of the Company, the DexCom Board appointed the following individuals to serve on the Audit Committee, Compensation Committee and Nominating and Governance Committee, effective immediately, to serve until his or her successor is duly appointed, or such individual ceases to be a member of such committee or by death, resignation or removal:

Audit Committee:	Jonathan Lord (Chair)
Nicholas Augustinos
Barbara Kahn

Compensation Committee:	Eric Topol (Chair)
Jonathan Lord
Jay Skyler
Martin Doordan

Nominating and Governance Committee:	Jay Skyler (Chair)
Nicholas Augustinos
Eric Topol
Martin Doordan

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated May 3, 2011 announcing the financial results for the quarter ended March 31, 2011 and certain other information.

99.02	Press release dated May 3, 2011 announcing the appointment of Kevin Sayer as President and election of Barbara Kahn and Martin Doordan to the DexCom Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: May 3, 2011	By:	/s/ Steven R. Pacelli
Steven R. Pacelli
Chief Operating Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated May 3, 2011 announcing the financial results for the quarter ended March 31, 2011 and certain other information.

99.02	Press release dated May 3, 2011 announcing the appointment of Kevin Sayer as President and election of Barbara Kahn and Martin Doordan to the DexCom Board.